AMENDMENT NO. 5
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 5, dated as of September 6, 2005 (this "Amendment"), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), THE NEW YORK MORTGAGE COMPANY, LLC ("NYM Company"), NEW YORK MORTGAGE FUNDING, LLC ("NYM Funding" and together with NYM Company the "Sellers") and NEW YORK MORTGAGE TRUST, INC (the "Guarantor").

RECITALS

The Buyer, the Sellers and the Guarantor are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of March 30, 2005, as amended by Amendment No. 1, dated as of April 29, 2005, Amendment No. 2, dated as of May 10, 2005, Amendment No. 3, dated as of July 18, 2005 and Amendment No.4, dated as of August 5, 2005 (the "Existing Master Repurchase Agreement"; as amended by this Amendment, the "Master Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase Agreement.

The Buyer the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Master Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer the Sellers and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended as follows:

1.1 By adding the following definition:

"Foreign National Mortgage Loans" means a Committed Mortgage Loan originated for a foreign national Mortgagor who does not enjoy the benefits of either full or partial diplomatic immunity."

1.2 By deleting the definition of "Market Value" in its entirety and replacing it with the following:

"Market Value" means, with respect to any Purchased Mortgage Loan as of any date of determination, the whole-loan servicing-released fair market value of such Purchased Mortgage Loan on such date as determined by Buyer (or an Affiliate thereof) in its sole discretion. Without limiting the generality of the foregoing, each Seller acknowledges that (a) in the event that a Purchased Mortgage Loan is not subject to a Take-out Commitment, Buyer may

deem the Market Value for such Mortgage Loan to be no greater than par and (b) the Market Value of a Purchased Mortgage Loan may be reduced to zero by Buyer if:

(i) a breach of a representation, warranty or covenant made by a Seller in this Agreement with respect to such Purchased Mortgage Loan has occurred and is continuing;

(ii) such Purchased Mortgage Loan is a Non-Performing Mortgage Loan;

(iii) such Purchased Mortgage Loan is a Construction Mortgage Loan and has been subject to a Transaction for a period in excess of thirty (30) calendar days;

(iv) such Purchased Mortgage Loan was originated by an Approved Third Party Originator and not owned by a Seller for more than two (2) Business Days prior to the related Purchase Date;

(v) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement (other than to a Take-out Investor pursuant to a Bailee Letter) for a period in excess of ten (10) calendar days;

(vi) such Purchased Mortgage Loan has been released from the possession of the Custodian under the Custodial Agreement to a Take-out Investor pursuant to a Bailee Letter for a period in excess of 45 calendar days;

(vii) such Purchased Mortgage Loan has been subject to a Transaction hereunder for a period of greater than (a) 60 days for all Mortgage Loans other than Aged Loans (b) 120 days with respect to each Aged 60 Day Loan or (c) 150 days with respect to each Aged 120 Day Loan;

(viii) such Purchased Mortgage Loan is a Wet-Ink Mortgage Loan for which the Mortgage File has not been delivered to the Custodian on or prior to the seventh Business Day after the related Purchase Date;

(ix) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Mortgage Loans that were originated by an Approved Third Party Originator exceeds $100 million;

(x) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Aged 60 Day Loans that are Purchased Mortgage Loans exceeds $100 million;

(xi) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Aged 120 Day Loans that are Purchased Mortgage Loans exceeds $50 million;

(xii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Alt-A Mortgage Loans that are Purchased Mortgage Loans exceeds $90 million;

(xiii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Sub-Prime Mortgage Loans that are Purchased Mortgage Loans exceeds $35 million;

(xiv) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Construction Mortgage Loans that are Purchased Mortgage Loans exceeds $5 million;

(xv) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Second Lien Mortgage Loans that are Purchased Mortgage Loans exceeds $15 million;

(xvi) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all HELOCs that are Purchased Mortgage Loans exceeds $8 million;

(xvii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Wet-Ink Mortgage Loans that are Purchased Mortgage Loans exceeds 30% of the Maximum Aggregate Purchase Price;

(xviii) such Purchased Mortgage Loan is no longer acceptable for purchase by Buyer (or an Affiliate thereof) under any of the flow purchase or conduit programs for which a Seller then has been approved due to a Requirement of Law relating to consumer credit laws or otherwise; or

(xix) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Foreign National Mortgage Loans that are Purchased Mortgage Loans exceeds $2 million.

1.3 By deleting the definition of "Pricing Rate" in its entirety and replacing it with the following:

"Pricing Rate" means LIBOR plus:

(a) 0.75% with respect to Transactions the subject of which are Conforming Mortgage Loans (other than Wet-Ink Mortgage Loans or Aged Loans);

(b) 0.75% with respect to Transactions the subject of which are Jumbo Mortgage Loans (other than Wet-Ink Mortgage Loans or Aged Loans);

(c) 0.75% with respect to Transactions the subject of which are Alt-A Mortgage Loans (other than Wet-Ink Mortgage Loans or Aged Loans);

(d) 0.75% with respect to Transactions the subject of which are HELOCs (other than Wet-Ink Mortgage Loans or Aged Loans);

(e) 0.75% with respect to Transactions the subject of which are Wet-Ink Mortgage Loans;

(f) 0.90% with respect to Transactions the subject of which are Sub-Prime Mortgage Loans (other than Wet-Ink Mortgage Loans or Aged Loans);

(g) 0.90% with respect to Transactions the subject of which are Construction Mortgage Loans (other than Wet-Ink Mortgage Loans or Aged Loans);

(h) 1.375% with respect to Transactions the subject of which are Second Lien Mortgage Loans (other than Wet-Ink Mortgage Loans or Aged Loans);

(i) 2.00% with respect to Transactions the subject of which are Aged Loans;

(j) the rate determined in the sole discretion of Buyer with respect to Transactions the subject of which are Exception Mortgage Loans and any other Transactions so identified by the Buyer in agreeing to enter into a Transaction with respect to such Exception Mortgage Loan; and

(k) 0.90% with respect to Transactions the subject of which are Foreign National Mortgage Loans.

The Pricing Rate shall change in accordance with LIBOR, as provided in Section 5(a).

1.4 By deleting the definition of "Purchase Price Percentage" in its entirety and replacing it with the following:

"Purchase Price Percentage" means, with respect to each Mortgage Loan, the following percentage, as applicable:

(a) 98% with respect to Purchased Mortgage Loans that are Alt-A Mortgage Loans;

(b) 98% with respect to Purchased Mortgage Loans that are Jumbo Mortgage Loans;

(c) 98% with respect to Transactions the subject of which are first lien Conforming Mortgage Loans;

(d) 98% with respect to Transactions the subject of which are Construction Mortgage Loans;

(e) 97% with respect to Transactions the subject of which are Sub-Prime Mortgage Loans;

(f) 96% with respect to Transactions the subject of which are Second Lien Mortgage Loans;

(g) 96% with respect to Transactions the subject of which are HELOCs;

(h) with respect to Transactions the subject of which are Exception Mortgage Loans, a percentage to be determined by Buyer in its sole discretion; and

(i) 97% with respect to Transactions the subject of which are Foreign National Mortgage Loans.

SECTION 2. Conditions Precedent. This Amendment shall become effective on September 6, 2005 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(1) this Amendment, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantor; and

(2) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Section 1 of this Amendment shall expire upon the expiration of the Waiver Period at which time the terms of the Existing Repurchase Agreement shall revert to that set forth in the Existing Repurchase Agreement.

SECTION 4. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 5. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges

and agrees that such Guaranty shall apply to all of the Obligations under the Master Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By: Bruce S. Kaiserman
Name: BRUCE S. KAISERMAN
Title: VICE PRESIDENT

NYM Company:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By:________________________
Name:
Title:

NYM Funding:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By:________________________
Name:
Title:

Guarantor

NEW YORK MORTGAGE TRUST, INC,
as Seller

By:________________________
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By:__________________________
Name:
Title:

NYM Company:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By:__________________________
Name: Steven B. Schnall
Title: President / CEO

NYM Funding:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By:__________________________
Name: Steven B. Schnall
Title: President / CEO

Guarantor

NEW YORK MORTGAGE TRUST, INC,
as Seller

By:__________________________
Name: Steven B. Schnall
Title: Chairman, President, Co-CEO